SUPPLEMENT DATED FEBRUARY 7, 2003
                                TO THE PROSPECTUS
                     OF INVESTEC FUNDS DATED APRIL 30, 2002


      The Board of Trustees of Investec Funds (the "Board") has approved, and will seek shareholder approval of, a new investment advisory agreement between Investec Funds, acting on behalf of its Asia Focus Fund, China & Hong Kong Fund and Wired(R) Index Fund (the "Funds"), and Guinness Atkinson Asset Management, LLC, a registered investment adviser organized in Delaware in 2002. The approval of the new investment advisory agreement arises from a recent announcement by Investec Group, the parent company of the current investment adviser, of its intention to discontinue its U.S.-based mutual funds operations. It is anticipated that in March of this year, shareholders of the Funds will receive a proxy and proxy statement requesting their votes on the new investment advisory agreement.

      The Board also approved a proposal to merge the Mainland China Fund into the China & Hong Kong Fund, subject to approval by shareholders of the Mainland China Fund. The Board believes this proposed merger is in the best interests of the shareholders of each Fund. Shareholders of the Mainland China Fund can expect to receive a proxy and proxy statement requesting their votes on the merger. Mr. Edmund Harriss will continue to manage the China & Hong Kong Fund following consummation of the merger and approval of the new investment advisory agreement with Guinness Atkinson Asset Management, LLC. This Fund will continue to invest in China and Hong Kong with normally at least 65% of its total assets invested in companies included in the Hong Kong Composite Index.

      In contemplation of the merger proposal, the Mainland China Fund will be closed to new investors on or about March 17, 2003. If the merger is approved by the Fund's shareholders, up until the consummation of the merger or the termination of the merger agreement, the Fund will also be closed to purchases by existing shareholders.

      The Board also approved, and voted to recommend that shareholders of the Wired(R) Index Fund approve, a change in the Fund's investment objective to permit the Fund to invest in companies that the Adviser believes are positioned to benefit from: advances in technology; advances in communications; globalism; or innovative management. If shareholders of the Wired(R) Index Fund approve the proposed change of investment objective, the Fund will be actively managed and no longer operate as an index fund. Subject to approval of the proposals by shareholders of the Funds, the Wired(R) Index Fund will change its name to "Guinness Atkinson Global Innovators Fund". Shareholders of the Wired(R) Index Fund can expect to receive a proxy and proxy statement requesting their votes on the new investment advisory agreement and the change of investment objective.